Exhibit 31.1

CERTIFICATION PURSUANT TO EXCHANGE ACT

RULE 13a-14(a)/15d-14(a), AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Justin Hall, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of NovaBay Pharmaceuticals, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2023

/s/ Justin Hall

Justin Hall

Chief Executive Officer, General Counsel and Director (principal executive officer)